UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Enliven Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Enliven THERAPEUTICS P.O. BOX 8016, CARY, NC 27512-9903 Enliven Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 23, 2023 For stockholders of record as of April 25, 2023 This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and 2022 Annual Report on Form 10-K, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ELVN To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ELVN Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 13, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/ELVN TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Enliven Therapeutics, Inc. Meeting Type: Annual Meeting of Stockholders Date: Friday, June 23, 2023 Time: 9:30 a.m. Mountain Time Place: Annual Meeting to be held virtually via the Internet - please visit www.proxydocs.com/ELVN for more details. SEE REVERSE FOR FULL AGENDA

Enliven Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR the election of the two Class III directors and FOR Proposal 2 PROPOSAL 1. Election of two Class III directors: 1.01 Richard Heyman, Ph.D. 1.02 Samuel Kintz, M.B.A. 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2023. Note: In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” on Proposal 1 and “FOR” Proposal 2.